EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. section1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Physicians Insurance Services, LTD. (the "Company") on Form 10-QSB for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Friess, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



BY(Signature)                             /s/ Michael Friess
(Name and Title)                          Michael Friess, Chairman of the Board,
                                          President and Chief Executive Officer

(Date)                                    July 22, 2008





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